Exhibit 10.1

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This Amended and Restated Stockholders Agreement (this “Agreement”) is made as of July 30, 2018, by and among Berry Petroleum Corporation, a Delaware corporation (the “Company”), and the Stockholder Group (as defined below).

BACKGROUND

The Stockholder Group as of the date of that certain Stockholders Agreement dated February 28, 2017 (the “Original Stockholders Agreement”) received shares of Common Stock and Preferred Stock pursuant to the Amended Joint Chapter 11 Plan of Reorganization of Linn Acquisition Company, LLC and Berry Petroleum Company, LLC and certain of their subsidiaries and affiliates under Chapter 11 of Title 11 of the United States Code approved by the United States Bankruptcy Court for the Southern District of Texas.

The Company and members of the Stockholder Group representing a majority of the outstanding Shares (as defined below), including Benefit Street and Oaktree (each as defined below), have agreed to amend and restate the terms of the Original Stockholders Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants and provisions contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1. DEFINITIONS; RULES OF INTERPRETATION

Section 1.1 Definitions. As used herein, the terms below shall have the following meanings.

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, or any Related Fund of any of the foregoing. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding the foregoing, in no event shall any Stockholder or any of its Affiliates be deemed to be an Affiliate of any other Stockholder solely by reason of such Stockholder’s control of the Company.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Benefit Street” means Benefit Street Partners.

“Board” means the Board of Directors of the Company.

“beneficial ownership” has the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

“Business Day” means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in the State of New York.

“Bylaws” means the Amended and Restated Bylaws of the Company as in effect on February 28, 2017, as may be amended, modified or amended and restated and in effect from time to time.

“Certificate of Designation” means the Certificate of Designation of Series A Convertible Preferred Stock of the Company, as may be amended, modified, supplemented or amended and restated and in effect from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as may be amended, modified, supplemented or amended and restated and in effect from time to time, including any certificates of correction or amendment thereto that are filed with the Secretary of State of the State of Delaware.

“Common Stock” means common stock of the Company, par value $0.001 per share.

“Company” has the meaning set forth in the preamble of this Agreement.

“Director” means a member of the Board.

“Necessary Action” means, with respect to a specified result, all actions that are permitted by law and necessary or desirable to cause such result, including (i) nominating and causing to be nominated each Director to be nominated pursuant to Section 2.1 in the Company’s slate of nominees to the Stockholders for each election of Directors, (ii) attending meetings in person or by proxy for purposes of obtaining a quorum, (iii) causing the adoption of Stockholders’ resolutions and amendments to the Organizational Documents, (iv) executing agreements and instruments, (v) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result, (vi) with respect to the Company, causing the election or removal of Directors, or the filling of Board vacancies, and (vii) causing any controlled Affiliates that beneficially own Shares to do the foregoing. “Necessary Action” also means, with respect to a specified result, all actions that are permitted by law and necessary or desirable to cause a contrary result not to occur.

“Oaktree” means Oaktree Capital Management.

“Original Stockholders Agreement” has the meaning set forth in the preamble of this Agreement.

“Organizational Documents” means the Certificate of Incorporation, the Bylaws and the Certificate of Designation, in each case as may be amended or amended and restated from time to time.

“Person” means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, trust, joint venture or other legal entity or group, or a governmental agency or political subdivision thereof.

“Preferred Stock” means Series A Convertible Preferred Stock of the Company.

“Related Fund” means, with respect to any Person, a fund, pooled investment vehicle or managed account now or hereafter existing that is (i) controlled by one or more general partners or managing members, of such Person, or (ii) managed or advised by the same manager or advisor as such Person.

“Shares” means, collectively, all shares of Common Stock and Preferred Stock beneficially owned by the Stockholders and shall include all securities issued or issuable with respect thereto by way of a split, dividend, or other division of securities, or in connection with a combination of securities, conversion, exchange, replacement, recapitalization, merger, consolidation, or other reorganization or otherwise.

“Stockholder” means each Person (other than the Company) named on the signature pages to this Agreement.

“Stockholder Group” means the Stockholders collectively; provided, however, that any action or election permitted to be taken by the Stockholder Group shall be deemed taken if approved by members of the Stockholder Group beneficially owning a majority of the Shares beneficially owned by all members of the Stockholder Group.

Section 1.2 Rules of Interpretation.

(a) Generally. Unless the context otherwise clearly requires: (a) a term has the meaning assigned to it; (b) “or” is not exclusive; (c) wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter; (d) provisions apply to successive events and transactions; (e) all references in this Agreement to “including” shall be deemed to be followed by the phrase “without limitation”; (f) all references in this Agreement to designated “Articles,” “Sections,” “paragraphs,” “clauses” and other subdivisions are to the designated Articles, Sections, paragraphs, clauses and other subdivisions of this Agreement, and the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, clause or other subdivision; (g) any definition of or reference to any agreement, instrument, document, statute, rule or regulation herein shall be construed as referring to such agreement, instrument, document, statute, rule or regulation as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and (h) the word “extent” and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other thing extends, and such word or phrase shall not merely mean “if.”

(b) Organizational Documents. If and to the extent that any provision of this Agreement conflicts with or is inconsistent with any provision of the Organizational Documents, then to the fullest extent permitted by law, such provision of this Agreement shall be controlling and, to the extent practicable, the conflicting or inconsistent provision of the Organizational Documents shall be construed in a manner consistent with such provision of this Agreement.

(c) Sophisticated Parties. This Agreement is among financially sophisticated and knowledgeable Persons and is entered into by such Persons in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the Person who prepared, or cause the preparation of, this Agreement or the relative bargaining power of such Persons. Subject to applicable law, wherever in this Agreement a Stockholder is empowered to take or make a decision, direction, consent, vote, determination, election, action or approval, such Stockholder is entitled to consider, favor and further such interests and factors as it desires, including its own interests, and has no duty or obligation to consider, favor or further any other interest of the Company, any subsidiary or any other Stockholder.

ARTICLE 2. BOARD OF DIRECTORS

Section 2.1 Election of Directors; Number and Composition of the Board.

(a) Board Size; Generally. Each Stockholder and the Company hereby agrees to take all Necessary Action so as to:

(i) cause the Board to be constituted with seven individuals during the term of this Agreement; and

(ii) take or cause to be taken all such action as may be necessary to effect the provisions of this Section 2.1.

(b) Board Composition. Each of the Stockholders and the Company shall take all Necessary Action to cause the Board to be constituted as follows:

(i) Chief Executive Officer. The Company shall take all Necessary Action to include in the slate of nominees to be recommended by the Board of Directors for election as director at each applicable annual or special meeting of shareholders at which directors are to be elected the individual holding the office of Chief Executive Officer (or interim Chief Executive Officer) of the Company (which individual is Arthur Tremaine Smith as of the date of this Agreement).

(ii) Stockholder Representation. The Company shall take all Necessary Action to include in the slate of nominees to be recommended by the Board of Directors for election as director at each applicable annual or special meeting of shareholders at which directors are to be elected the following individuals:

(A) for so long as Benefit Street beneficially owns at least 10% of the Shares, one individual designated by Benefit Street (which individual is Brent Buckley as of the date of this Agreement); and

(B) for so long as Oaktree beneficially owns at least 10% of the Shares, one individual designated by Oaktree (which individual is Kaj Vazales as of the date of this Agreement).

(iii) Remaining Directors. The remaining Directors not subject to rights of designation set forth above, if any, shall be elected in accordance with the Organizational Documents.

(c) Removal; Vacancies.

(i) Each Director shall hold office from the time of his or her appointment until his or her death, resignation, retirement, disqualification or removal in accordance with the Organizational Documents; provided, however, that upon written notice to the Company, a Director designated pursuant to Section 2.1(b) may be removed by the Person entitled to designate such Director and the Company shall take all Necessary Action to cause the removal of any such designee at the request of the Person entitled to designate such Director.

(ii) Each Person entitled to designate such Director pursuant to Section 2.1(b) shall have the exclusive right to designate directors to fill vacancies in the Board of Directors created by reason of death, removal or resignation of its designees to the Board of Directors until the annual meeting following the date on which such Person falls below the applicable percentage of shareholder ownership set forth in 2.1(b), and the Company shall take all Necessary Action to cause any such vacancies to be filled by replacement directors designated by such designating Person as promptly as reasonably practicable.

Section 2.2 Exculpation. The Company and the Stockholders agree that no Stockholder, nor any Affiliate of any Stockholder, shall have any liability as a result of designating any individual as a Director or proposing to nominate any individual for election as a Director, solely for any act or omission by such individual in his or her capacity as a Director, nor shall any Stockholder or any Affiliate of any Stockholder have any liability as a result of voting for any such individual in accordance with the provisions of this Agreement; provided, however, that this Section 2.2 shall not exculpate any Stockholder for any action taken or omitted to be taken by such Stockholder that is a breach or violation of this Agreement.

ARTICLE 3. MISCELLANEOUS

Section 3.1 Survival of Agreement; Term. This Agreement, and the Company’s and the Stockholders’ respective rights and obligations hereunder shall remain in effect until terminated (a) automatically on February 28, 2020 or (b) at any time by the written agreement of the Company and Stockholders owning at least a majority of the Shares then beneficially owned by all Stockholders; provided, however, that any termination pursuant to this Section 3.1(b) shall also require the written agreement of any Person that then has the right to appoint a Director pursuant to Section 2.1. This Agreement shall terminate automatically with respect to any Stockholder when such Stockholder ceases to beneficially own any Shares; provided, however, that this Article 3 shall survive any such termination with respect to such Stockholder and shall terminate as set forth in this Section 3.1.

Section 3.2 Notices. All notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been effectively given (a) when delivered by hand, facsimile or electronic transmission to the party to be notified, (b) one Business Day after deposit with a national overnight delivery service with next-business-day delivery guaranteed, (c) three Business Days after deposit in the United States mail postage prepaid by certified or registered mail return receipt requested, in each case addressed to the party to be notified at the addresses set forth below such party’s respective signature to this Agreement, or (d) when posted to an Intralinks or similar site to which all Stockholders have been offered access. Any party to this Agreement may change its address for purposes of notice hereunder by giving ten days’ written notice of such change to all other parties to this Agreement, in the manner provided in this Section 3.2.

Section 3.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

Section 3.4 Entire Agreement. This Agreement (together with the documents attached as exhibits hereto and any documents or agreements specifically contemplated hereby) supersedes all prior written and prior or contemporaneous oral discussions and agreements among any of the parties hereto with respect to the subject matter hereof and contains the entire understanding of the parties with respect to the subject matter hereof.

Section 3.5 Amendment. This Agreement shall not be amended, modified or supplemented, and no provision in this Agreement may be waived, except pursuant to a written instrument duly executed by or on behalf of the Company and Stockholders holding a majority of the then outstanding Shares; provided, however, that:

(a) if any such amendment, modification, supplement or waiver would reasonably be expected to disproportionately affect any Stockholder in any material respect, approval of each such Stockholder so affected shall be required;

(b) if any such amendment, modification, supplement or waiver would result in the reduction in the number of Directors a Person has the right to appoint pursuant to Section 2.1(b)(ii), such designating Person’s approval shall be required; and

(c) if any such amendment or waiver is to Section 3.1, the approval of the Company and Stockholders holding at least a majority of the Shares then beneficially owned by all Stockholders shall be required, in addition to the approval of any Person that then has the right to appoint a Director pursuant to Section 2.1.

Section 3.6 Third-Party Beneficiary. This Agreement is intended solely for the benefit of each of the parties hereto and their respective successors and permitted assigns, and this Agreement shall not confer any rights upon any other Person, except as provided in Section 2.2.

Section 3.7 Counterparts. This Agreement may be signed in any number of counterparts, any of which may be delivered via facsimile, portable document format (PDF), or other forms of electronic delivery, each of which shall be deemed an original, and all of which are deemed to be one and the same agreement binding upon the Company and each of the Stockholders.

Section 3.8 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 3.9 Governing Law; Consent to Jurisdiction and Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles or any other principle that results in the application of the law of any other jurisdiction. Each party hereby submits to the exclusive jurisdiction of the United States District Court in the Southern District of New York or any New York State Court, and any judicial proceeding brought against any of the parties on any dispute arising out of this Agreement or any matter related hereto shall be brought in such courts. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may have or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party hereby consents to process being served in any such proceeding by the mailing of a copy thereof by registered or certified mail, postage prepaid, to the address below such party’s respective signature to this Agreement, or in any other manner permitted by law. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.

Section 3.10 Injunctive Relief. The parties to this Agreement hereby agree and acknowledge that it will be impossible to measure the monetary damages that would be suffered if any party to this Agreement fails to comply with any of the obligations imposed on it by this Agreement, and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Accordingly, each of the parties to this Agreement shall be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law, and no posting of bond or surety shall be required in connection with such action. Each of the parties to this Agreement hereby waives, and causes its respective representatives to waive, any requirement for the securing or posting of any bond in connection with any action brought for injunctive relief hereunder.

Section 3.11 Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

Section 3.12 Recapitalization and Similar Events. In the event that any shares of capital stock or other securities are issued in respect of, in exchange for, or in substitution of, Common Stock or Preferred Stock by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to Stockholders or combination of shares of Common Stock or Preferred Stock or any other change in the Company’s capital structure, appropriate adjustments shall be made to the provisions of this Agreement, as determined in good faith by the Board, so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

Section 3.13 No Other Voting Agreements. Except as specifically contemplated hereby, no Stockholder shall (a) grant any proxy or enter into or agree to be bound by any voting trust with respect to any Shares or (b) enter into any stockholder agreement or arrangement of any kind with any Person with respect to Shares that is, in the case of either clause (a) or (b), in violation of the provisions of this Agreement (irrespective of whether such agreement or arrangement is with one or more other Stockholders), including, but not limited to, agreements or arrangements with respect to the acquisition, disposition, pledge or voting of Shares, nor shall any Stockholder act, for any reason, as a member of a group or in concert with any other Person (other than an Affiliate of such Stockholder) in connection with the acquisition, disposition or voting of Shares in any manner that is in violation of the provisions of this Agreement. Nothing in this Section 3.13 is intended to restrict any Stockholder from entering into any agreement or arrangement with respect to its Shares (with any other Stockholder or otherwise) that is not in violation of the provisions of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, thereunto duly authorized, have hereunto set their respective hands as of the date and year first written above.

BERRY PETROLEUM CORPORATION

By:	/s/ Arthur T. Smith
Name:	Arthur T. Smith
Title:	Chief Executive Officer

Address for Notices:

Berry Petroleum Corporation 5201 Truxtun Avenue
Bakersfield, CA 93309
Attention: Kendrick F. Royer
Email: kroyer@bry.com
Telephone: 214-453-2928

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Benefit Street Partners, LLC

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

Address for Notices:

9 West 57th Street
Address - Line 1

Suite 4920
Address - Line 2

New York, NY 10019
Address - Line 3

Attention

MOLOAN@benefitstreetpartners.com
Email

Facsimile

Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Oaktree Value Opportunities Fund Holdings, L.P.

By: Oaktree Value Opportunities Fund GP, L.P.
Its: General Partner

By: Oaktree Value Opportunities Fund GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Managing Director

By:	/s/ Jennifer Box
Name:	Jennifer Box
Title:	Managing Director

Address for Notices:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attention: Robert LaRoche

Email: rlaroche@oaktreecapital.com

Facsimile: n/a

Telephone: (213) 830-6300

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Oaktree Opportunities Fund X Holdings (Delaware), L.P.

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Emily Stephens
Name:	Emily Stephens
Title:	Authorized Signatory

Address for Notices:

Address - Line 1

Address - Line 2

Address - Line 3

Attention

Email

Facsimile

Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

CVI AA Lux Securities Sarl

By: Carval Investors, LLC
its attorney-in-fact

By:	/s/ Jeremiah Gerhardson
Name:	Jeremiah Gerhardson
Title:	Authorized Signer

Address for Notices:

9320 Excelsior Blvd, 7th Floor
Address - Line 1

Hopkins, MN 55343
Address - Line 2

Address - Line 3

GCS OPS
Attention

carval_gcsadminmpls@carval.com
Email

952-367-1473
Facsimile

952-444-4854
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

CarVal GCF Lux Securities Sarl

By: Carval Investors, LLC
its attorney-in-fact

By:	/s/ Jeremiah Gerhardson
Name:	Jeremiah Gerhardson
Title:	Authorized Signer

Address for Notices:

9320 Excelsior Blvd, 7th Floor
Address - Line 1

Hopkins, MN 55343
Address - Line 2

Address - Line 3

GCS OPS
Attention

carval_gcsadminmpls@carval.com
Email

952-367-1473
Facsimile

952-444-4854
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

CVIC Lux Securities Trading Sarl

By: Carval Investors, LLC
its attorney-in-fact

By:	/s/ Jeremiah Gerhardson
Name:	Jeremiah Gerhardson
Title:	Authorized Signer

Address for Notices:

9320 Excelsior Blvd, 7th Floor
Address - Line 1

Hopkins, MN 55343
Address - Line 2

Address - Line 3

GCS OPS
Attention

carval_gcsadminmpls@carval.com
Email

952-367-1473
Facsimile

952-444-4854
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

CVI CVF IV Lux Securities Sarl

By: Carval Investors, LLC
its attorney-in-fact

By:	/s/ Jeremiah Gerhardson
Name:	Jeremiah Gerhardson
Title:	Authorized Signer

Address for Notices:

9320 Excelsior Blvd, 7th Floor
Address - Line 1

Hopkins, MN 55343
Address - Line 2

Address - Line 3

GCS OPS
Attention

carval_gcsadminmpls@carval.com
Email

952-367-1473
Facsimile

952-444-4854
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

CVI CVF III Lux Securities Sarl

By: Carval Investors, LLC
its attorney-in-fact

By:	/s/ Jeremiah Gerhardson
Name:	Jeremiah Gerhardson
Title:	Authorized Signer

Address for Notices:

9320 Excelsior Blvd, 7th Floor
Address - Line 1

Hopkins, MN 55343
Address - Line 2

Address - Line 3

GCS OPS
Attention

carval_gcsadminmpls@carval.com
Email

952-367-1473
Facsimile

952-444-4854
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

CVI AV Lux Securities Sarl

By:	Carval Investors, LLC
its attorney-in-fact

By:	/s/ Jeremiah Gerhardson
Name:	Jeremiah Gerhardson
Title:	Authorized Signer

Address for Notices:

9320 Excelsior Blvd, 7th Floor
Address - Line 1

Hopkins, MN 55343
Address - Line 2

Address - Line 3

GCS OPS
Attention

carval_gcsadminmpls@carval.com
Email

952-367-1473
Facsimile

952-444-4854
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Marathon Credit Dislocation Fund LP

By:	/s/ Jeffrey Jacob
Name:	Jeffrey Jacob
Title:	Authorized Signatory

Address for Notices:

c/o Marathon Asset Management, LP
Address - Line 1

One Bryant Park, 38th fl
Address - Line 2

New York, NY 10036
Address - Line 3

Michael Alexander
Attention

malexander@marathonfund.com
Email

212-505-8800
Facsimile

212-500-3000
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Marathon Special Opportunity Master Fund, Ltd.

By:	/s/ Jeffrey Jacob
Name:	Jeffrey Jacob
Title:	Authorized Signatory

Address for Notices:

c/o Marathon Asset Management, LP
Address - Line 1

One Bryant Park, 38th fl
Address - Line 2

New York, NY 10036
Address - Line 3

Michael Alexander
Attention

malexander@marathonfund.com
Email

212-505-8800
Facsimile

212-500-3000
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

KTRS Credit Fund LP

By:	/s/ Jeffrey Jacob
Name:	Jeffrey Jacob
Title:	Authorized Signatory

Address for Notices:

c/o Marathon Asset Management, LP
Address - Line 1

One Bryant Park, 38th fl
Address - Line 2

New York, NY 10036
Address - Line 3

Michael Alexander
Attention

malexander@marathonfund.com
Email

212-505-8800
Facsimile

212-500-3000
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Marathon Blue Grass Credit Fund LP

By:	/s/ Jeffrey Jacob
Name:	Jeffrey Jacob
Title:	Authorized Signatory

Address for Notices:

c/o Marathon Asset Management, LP
Address - Line 1

One Bryant Park, 38th fl
Address - Line 2

New York, NY 10036
Address - Line 3

Michael Alexander
Attention

malexander@marathonfund.com
Email

212-505-8800
Facsimile

212-500-3000
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Marathon Centre Street Partnership LP

By:	/s/ Jeffrey Jacob
Name:	Jeffrey Jacob
Title:	Authorized Signatory

Address for Notices:

c/o Marathon Asset Management, LP
Address - Line 1

One Bryant Park, 38th fl
Address - Line 2

New York, NY 10036
Address - Line 3

Michael Alexander
Attention

malexander@marathonfund.com
Email

212-505-8800
Facsimile

212-500-3000
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

GOLDMAN SACHS ASSET MANAGEMENT, L.P., on behalf of certain of its funds and accounts

By:
Name:
Title:

Address for Notices:

Address - Line 1

Address - Line 2

Address - Line 3

Attention

Email

Facsimile

Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

WESTERN ASSET MANAGEMENT COMPANY, LLC, as investment manager for certain of its clients and/or funds

By:	/s/ Adam Wright
Name:	Adam Wright
Title:	Manager, U.S.Legal Affairs

Address for Notices:

385 E Colorado Blvd
Address - Line 1

Pasadena, CA 91101
Address - Line 2

Address - Line 3

Legal Department
Attention

adam.wright@wester
Email

626-844-9451
Facsimile

626-844-9400
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Signature High Income Fund

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

CI Income Fund

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Signature High Yield Bond II Fund

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Signature Global Income & Growth Fund

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Signature Diversified Yield Corporate Class

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

CI US Income US$ Pool

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Signature Tactical Bond Pool

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Signature Income & Growth Fund

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Signature Corporate Bond Fund

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Canadian Fixed Income Pool

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Canadian Fixed Income Pool DD

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Enhanced Income Pool

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Signature Diversified Yield II Fund

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Enhanced Income Corporate Class

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]

STOCKHOLDER:

Skylon Growth & Income Trust

By:	/s/Geof Marshall	By:	/s/ Brad Benson
Name:	Geof Marshall	Name:	Brad Benson
Title:	SVP & Portfolio Manager	Title:	VP & Portfolio Manager

Address for Notices:

CI Investments
Address - Line 1

2 Queen Street East
Address - Line 2

Toronto, ON, M5C 3G7
Address - Line 3

Greg Doherty
Attention

CIAlternativeInvestments@ci.com
Email

416-681-6665
Facsimile

416-681-7037
Telephone

[Signature Page to Amended and Restated Stockholders Agreement]